UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 25, 2008
(Date of earliest event reported)

GS Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-132809-13	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Amendment No. 3 dated as of January 25, 2008 to the Pooling and Servicing Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., as depositor, IndyMac Bank, F.S.B., as a servicer, American Home Mortgage Servicing, Inc., as a servicer, Ocwen Loan Servicing, LLC, as a servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and Deutsche Bank National Trust Company, as trustee.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

4.1 Amendment No. 1 dated as of January 25, 2008 to the Pooling and Servicing Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., as depositor, IndyMac Bank, F.S.B., as a servicer, American Home Mortgage Servicing, Inc., as a servicer, Ocwen Loan Servicing, LLC, as a servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and Deutsche Bank National Trust Company, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORP.
By: /s/ Michelle Gill Name: Michelle Gill Title: Vice President

Dated: January 29, 2008